SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

              CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND, INC. -
                    GOVERNMENT PORTFOLIO AND PRIME PORTFOLIO

The following information supersedes certain information in the Portfolios' Prospectuses and Statement of Additional Information.

Currently, the net asset value of each class of the Government Portfolio and Prime Portfolio (together, the "Portfolios") of Credit Suisse Institutional Money Market Fund, Inc. is determined at 12:00 noon Eastern Standard Time ("EST") and as of the close of regular trading on the New York Stock Exchange, Inc. (normally 4:00 p.m. EST) each day the respective Portfolio is open for business. Effective February 27, 2006, each Portfolio will also calculate its net asset value at 5:00 p.m. EST. A later net asset value calculation time will benefit institutional money fund investors having the need to make trades later in the day.

Currently, shareholders are entitled to earned-dividend distributions as soon as their purchase order is executed. As of February 27, 2006, if we receive your purchase order and payment to purchase shares of the Portfolio before 5:00 p.m. EST, you will begin to earn dividend distributions on that day.

Since exchanges of Portfolio shares for shares of another Credit Suisse Fund will be effected as of 5:00 p.m. EST, exchanging shareholders will receive shares of the exchanged-for fund at the price for that fund determined as of 4:00 p.m. on the day after the exchange out of the Portfolio. Consequently, the proceeds of the exchange will be uninvested for one day.

Dated: February 27, 2006                                     16-0206
                                                             for
                                                             MMGP-PRO-A
                                                             MMGP-PRO-B
                                                             MMGP-PRO-C
                                                             MMPP-PRO-A
                                                             MMPP-PRO-B
                                                             MMPP-PRO-C
                                                             2006-002